Supplement dated October 20, 2015 to the Wilmington Funds (the “Trust”) Prospectus dated August 31, 2015 (the “Prospectus”)

Effective October 20, 2015, the information in the Prospectus with respect to the Wilmington Multi-Manager Alternatives Fund will be amended, supplemented or replaced as follows:

Addition of Sub-Advisor

Effective October 20, 2015, Analytic Investors, LLC will become a sub-advisor to the Wilmington Multi-Manager Alternatives Fund (the “Fund”).

The following amends and replaces information in the sub-section entitled “Investment Sub-Advisors” on page 14 of the Prospectus:

Wilmington Trust Investment Advisors, Inc. (“WTIA”), Acuity Capital Management, LLC (“Acuity”), Analytic Investors, LLC (“Analytic”), Calamos Advisors, LLC (“Calamos”), Highland Capital Healthcare Advisors, L.P. (“HCHA”), Highland Capital Management Fund Advisors, L.P. (“HCMFA”), Parametric Risk Advisers (“Parametric RA”) and P/E Global LLC (“PE Global”).

Portfolio Managers	Title	Service Date (with the Fund)
Thomas R. Pierce, CFA	Chief Manager Strategist at WTIA	2012
Joshua A. Savadove, CFA, CAIA	Vice President at WTIA	2012
Jordan Strauss, CFA	Vice President at WTIA	2015
David J. Harris	Managing Member and Portfolio Manager at Acuity	2012
Howard M. Needle	Managing Member and Portfolio Manager at Acuity	2012
Dennis Bein, CFA	Chief Investment Officer and Portfolio Manager at Analytic	2015
Harindra de Silva, Ph.D., CFA	President and Portfolio Manager at Analytic	2015
David Krider, CFA	Portfolio Manager at Analytic	2015
John P. Calamos, Sr.	Chief Executive Officer and Global Co-Chief Investment Officer at Calamos	2015
Gary Black	Global Co-Chief Investment Officer at Calamos	2015
Daniel Fu	Co-Portfolio Manager at Calamos	2015
Matthew Wolfson	Co-Portfolio Manager at Calamos	2015
Michael Gregory	Portfolio Manager at HCHA	2015
Jonathan Lamensdorf, CFA	Portfolio Manager at HCMFA	2015
Ken Everding	Managing Director and Portfolio Manager at Parametric RA	2012
Jonathan Orseck	Managing Director and Portfolio Manager at Parametric RA	2012
Warren S. Naphtal	Chief Investment Officer at PE Global	2013
J. Richard Zecher, PhD	Strategist and Risk Manager at PE Global	2013

The following paragraph is added to page 92 of the Prospectus under the sub-section entitled “Sub-Advisors”:

Analytic Investors, LLC (“Analytic”) sub-advises a portion of the Multi-Manager Alternatives Fund. Analytic, located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013 is a registered investment advisor. As of June 30, 2015, Analytic had assets under management of approximately $11.9 billion.

The following amends and replaces information on page 109 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities” for the Fund:

Multi-Manager Alternatives Fund – Thomas R. Pierce, CFA, Joshua A. Savadove, CFA, CAIA and Jordan Strauss, CFA, of WTIA are responsible for the day-today-management of the Multi-Manager Alternatives Fund. Howard M. Needle and David J. Harris are responsible for the day-to-day management of any portion of the Fund allocated to Acuity Capital. Dennis Bein, CFA, Harindra de Silva, Ph.D., CFA and David Krider, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to Analytic. John P. Calamos, Sr., Gary Black, Daniel Fu and Matthew Wolfson are responsible for the day-to-day management of any portion of the Fund allocated to Calamos. Michael Gregory is responsible for the day-to-day management of any portion of the Fund allocated to HCHA. Jonathan Lamensdorf, CFA, is responsible for the day-to-day management of any portion of the Fund allocated to HCMFA. Ken Everding and Jonathan Orseck are responsible for the day-to- day management of any portion of the Fund allocated to Parametric RA. Warren S. Naphtal and J. Richard Zecher, PhD are responsible for the day-to-day management of any portion of the Fund allocated to PE Global.

The following amends and replaces biographies on pages 93-98 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies”:

Dennis Bein, CFA. Dennis Bein is Chief Investment Officer and Portfolio Manager of Analytic. Mr. Bein oversees the implementation of the firm’s investment strategies and is a major contributor to the firm’s ongoing research efforts as well as new product development and strategy applications. Mr. Bein focuses on day-to-day portfolio management and research related to equity-based investment strategies. Prior to joining Analytic, Mr. Bein was a Senior Consultant for Analysis Group, Inc., where he provided investment consulting services for institutional investors and plan sponsors. He advised pension fund managers on topics such as investment objective definition, asset allocation analysis, manager selection and manager performance evaluation. Mr. Bein received his BA in Business Administration and his MBA in Finance from the University of California, Riverside.

Harindra (Harin) de Silva, Ph.D., CFA. Harin de Silva is President and Portfolio Manager of Analytic. Dr. de Silva is responsible for the firm’s strategic direction and the ongoing development of its investment processes. Dr. de Silva focuses on the ongoing research efforts. Dr. de Silva has authored several articles and studies on finance-related topics including stock market anomalies, market volatility and asset valuation. He, along with his colleagues Roger Clarke and Stephen Thorley, was recognized with the prestigious Graham and Dodd Award of Excellence for their research published in the Financial Analysts Journal in 2002 and 2005. Prior to joining Analytic, Dr. de Silva was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds, and endowments. Dr. de Silva received his BS in Mechanical Engineering from the University of Manchester Institute of Science and Technology, his MS in Econometrics and MBA in Finance from the University of Rochester, and his Ph.D. in Finance from the University of California, Irvine.

David Krider, CFA. David Krider is a Portfolio Manager of Analytic and is responsible for the ongoing research and development of global equity-based investment strategies as well as the day-to-day trading of global portfolios. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a Research Associate at First Quadrant before leaving to start his own firm. Mr. Krider received his BS in Economics and Computer Science from the California Institute of Technology.

Thomas R. Pierce, CFA, Chief Manager Strategist at WTIA, is a co-portfolio manager and the investment architect of M&T Bank’s Unified Managed Account (UMA) “Portfolio Architect” series of managed accounts, which he has managed since the product’s inception in 1997. He manages the Asset, Portfolio and Manager Strategies groups which perform strategic and tactical asset allocation, model portfolio management, and vehicle and manager selection. He is also a co-portfolio manager for M&T Bank’s defined-benefit pension portfolio and a consultant for the bank’s bank owned life insurance (BOLI) portfolio. Mr. Pierce has over 28 years of investment industry experience encompassing multiple asset classes. Mr. Pierce is currently a Group Vice President of M&T Bank having started as a Vice President with M&T in January 1995. Mr. Pierce holds the Chartered Financial Analyst designation. He has a B.A. in Economics from Washington University and an M.B.A. from the University of Chicago.

Please keep this Supplement for future reference.

Supplement dated October 20, 2015 to the Wilmington Funds (the “Trust”) Statement of Additional Information dated August 31, 2015 (the “SAI”)

Wilmington Multi-Manager Alternatives Fund (the “Fund”)

Effective October 20, 2015, Analytic Investors, LLC will become a sub-advisor to the Wilmington Multi-Manager Alternatives Fund (the “Fund”).

The following amends and replaces the information pertaining to the Fund on page 81 of the SAI:

MULTI-MANAGER ALTERNATIVES FUND

Each of Acuity Capital Management, LLC (“Acuity”), Analytic Investors, LLC (“Analytic”), Calamos Advisors, LLC (“Calamos”), Highland Capital Healthcare Advisors, L.P. (“HCHA”), Highland Capital Management Fund Advisors, L.P. (“HCMFA”), Parametric Risk Advisers (“Parametric RA”) and P/E Global LLC (“PE Global”) act as sub-advisors to the Fund.

Acuity is located at 60 Arch Street, Greenwich, CT 06830. Howard M. Needle and David J. Harris each may be deemed to control Acuity by virtue of owning greater than 25% of Acuity.

Analytic is located at 555 West Fifth Street, 50th floor, Los Angeles, California 90013.

Calamos is located at 2020 Calamos Court, Naperville, Illinois 60563-2787.

HCHA is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

HCMFA is located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Parametric RA is located at 518 Riverside Avenue, 1st Floor, Westport, CT 06880.

PE Global is located at 75 State Street, 31st Floor, Boston, MA 02109.

The Fund is directly responsible for paying the following sub-advisors the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-advisor:

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Acuity	1.00%
Analytic	0.75% on the first $20 million of assets; 0.70% on the next $80 million of assets; and 0.625% of assets in excess of $100 million
Calamos	0.95%
HCHA	1.00%
HCMFA	0.90%
Parametric RA	0.90% on the first $20 million of assets; 0.75% on the next $20 million of assets; 0.60% on the next $20 million of assets; 0.525% on the next $40 million of assets; and 0.45% of assets in excess of $100 million
PE Global	1.00%

Of the 1.83% management fee disclosed in the Fund’s fee table in the summary prospectus, 0.88% may be allocated to sub-advisers (other than WTIA) that assist in managing the Fund’s assets.

The following information is added to pages 96-99 of the SAI:

Analytic Investors, LLC (Analytic)

Dennis Bein, CFA

Other Accounts Managed (As of September 30, 2015)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets (Millions) that are Subject to Performance Fees
Registered Investment Companies	7/ $2,642.8	0/$0

Other Pooled Investment Vehicles	18/$1,729.0	3/$122.8

Other Accounts	31/$6,039.8	2/$279.9

Harin de Silva, Ph.D., CFA

Other Accounts Managed (As of September 30, 2015)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets (Millions) that are Subject to Performance Fees
Registered Investment Companies	9/$2,841.7	0/$0

Other Pooled Investment Vehicles	18/$1,729.0	3/$122.8

Other Accounts	33/$6,365.5	3/$326.4

David Krider, CFA

Other Accounts Managed (As of September 30, 2015)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets (Millions) that are Subject to Performance Fees
Registered Investment Companies	3/$1,055.0	0/$0

Other Pooled Investment Vehicles	14/$1,375.9	1/$0.8

Other Accounts	11/$1,791.1	1/$32.3

Compensation

Analytic’s compensation structure for employees consists of an industry- competitive base salary (based on independent industry information), and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability (including revenues); the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Analytic has granted equity interests to each employee of the firm. These equity interests entitle the employee to a certain share of Analytic’s net operating income (which is net of compensation expenses, including variable compensation) at year end. No single individual can hold more than 20% of the equity interests issued by Analytic and, in the aggregate, 60% of the equity interests issued will be held by investment team personnel. Analytic believes this structure allows the firm to attract and retain high-caliber professional employees.

Potential Conflicts of Interest

Analytic and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when Analytic determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, Analytic will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, Analytic may (but is not be required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic may allocate the securities traded among the Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts that Analytic advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic’s investment personnel and therefore have access to full information about Analytic’s investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. Analytic also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic may have a conflict between its own interests and the interests of other Analytic investment advisory clients in managing the portfolios of certain of these Managed Accounts.

The following amends and replaces the “Addresses” information pertaining to Sub-Advisors to the Fund in the SAI:

Sub-advisors to Wilmington Multi-Manager Alternatives Fund

Acuity Capital Management, LLC

60 Arch Street, 2nd Floor

Greenwich, Connecticut 06830

Analytic Investors, LLC

555 West Fifth Street, 50th floor

Los Angeles, California 90013

Calamos Advisors, LLC

2020 Calamos Court

Naperville, Illinois 60563-2787

Highland Capital Healthcare Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201.

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201.

Parametric Risk Advisors, LLC

274 Riverside Avenue, 1st Floor

Westport, Connecticut 06880

P/E Global LLC

75 State Street, 31st Floor

Boston, Massachusetts 02109

Please keep this Supplement for future reference.